                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or
    Section 240.14a-12

                            ITC LEARNING CORPORATION
                            ------------------------
                (Name of Registrant as Specified In Its Charter)


                       -----------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    1)  Title of each class of securities to which transaction applies:

        -------------------------------------------------------------------
    2)  Aggregate number of securities to which transaction applies:

        -------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -------------------------------------------------------------------
    4)  Proposed maximum aggregate value of transaction:

        -------------------------------------------------------------------
    5)  Total fee paid:

        -------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

        -------------------------------------------------------------------
    2)  Form, Schedule or Registration Statement No.:

        -------------------------------------------------------------------
    3)  Filing Party:

        -------------------------------------------------------------------
    4)  Date Filed:

        -------------------------------------------------------------------

                            ITC LEARNING CORPORATION

                 ---------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             TO BE HELD MAY 5, 1999

                 ---------------------------------------------


      The Annual Meeting of Stockholders of ITC Learning Corporation, a Maryland corporation (the "Company"), will be held Wednesday, May 5, 1999 at 3:00 p.m. Eastern Daylight Time, at the Company's corporate headquarters, 13515 Dulles Technology Drive, Herndon, Virginia 20171 for the following purposes:

          1. To elect two (2) Class II Directors to serve until the 2002 Annual Meeting of Stockholders;

          2. To transact such other business as may properly come before the meeting or any adjournments thereof.

      By resolution of the Board of Directors, only stockholders of record at the close of business on March 2, 1999 are entitled to notice of and to vote at the meeting.

      It is important that your shares be represented at this meeting. Whether or not you expect to be present, please fill in, date, sign and return the enclosed proxy form in the accompanying addressed, postage-prepaid envelope. If you attend the meeting, you may revoke your proxy and vote in person.


March 26, 1999                                By Order of the Board of Directors
Herndon, Virginia                             ITC Learning Corporation


                                              /s/Anne J. Fletcher
                                              ----------------------------------
                                              Anne J. Fletcher
                                              Corporate Secretary


      WHETHER OR NOT YOU EXPECT TO BE PRESENT IN PERSON AT THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY FORM AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE POSTPAID ENVELOPE ENCLOSED. THE PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. STOCKHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AT THE MEETING AND VOTE IN PERSON.

                            ITC LEARNING CORPORATION
                          13515 DULLES TECHNOLOGY DRIVE
                             HERNDON, VIRGINIA 20171

                                 PROXY STATEMENT

      This Proxy Statement is furnished in connection with the solicitation by the Board of Directors and management of ITC Learning Corporation, a Maryland corporation (the "Company"), of proxies for use at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the Company's headquarters at 13515 Dulles Technology Drive, Herndon, Virginia 20171, on Wednesday, May 5, 1999 at 3:00 p.m., EDT, and at any and all postponements or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting.

      Copies of the Annual Report and Form 10-KSB of the Company for its fiscal year ended December 31, 1998 as filed with the Securities and Exchange Commission, without exhibits, are included. This Proxy Statement, Notice of Annual Meeting, accompanying proxy card and the annual report and Form 10-KSB are first expected to be mailed to stockholders on or about March 26, 1999.


                                     GENERAL

      Only stockholders of record at the close of business on March 2, 1999 are entitled to notice of and to vote the shares of common stock, par value $0.10 per share, of the Company (the "Common Stock") held by them on that date at the Annual Meeting or any postponements or adjournments thereof.

      If the accompanying proxy card is properly signed and returned to the Company and not revoked, it will be voted in accordance with the instructions contained therein. Unless contrary instructions are given, the persons designated as proxy holders in the proxy card will vote for the slate of nominees proposed by the Board of Directors and as recommended by the Board of Directors with regard to all other matters or, if no such recommendation is given, in their own discretion. Each stockholder may revoke a previously granted proxy at any time before it is exercised by filing with the Secretary of the Company a revoking instrument or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if the person executing the proxy attends the Annual Meeting in person and so requests. Attendance at the Annual Meeting will not, in itself, constitute revocation of a previously granted proxy.

      The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on March 2, 1999 will constitute a quorum. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon at the Annual Meeting. As of February 25, 1999, 3,958,245 shares of Common Stock were outstanding.

      Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and the broker does not have discretionary voting authority. Brokers will have discretionary voting authority for Item 1. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but abstentions will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against a proposal where the required vote is a percentage of the shares present or outstanding.

        The Company knows of no business which will be presented for action at the meeting other than those matters referred to herein. If other matters do come before the meeting, the persons named as proxies will act and vote according to their best judgment on behalf of the stockholders they represent.

        The cost of soliciting proxies in the enclosed form will be borne by the Company. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone or facsimile. The Company will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

                                     ITEM 1
                              ELECTION OF DIRECTORS

      The Board of Directors has the ultimate authority for the management of the Company's business, objectives, and operations. It selects the Company's executive officers, delegates responsibilities for the conduct of the Company's day-to-day operations to those officers, and monitors their performance.

      The Board of Directors held thirteen (13) meetings during 1998. The Board of Directors has a three-member Compensation Committee, the members of which are Messrs. Thomas, Sanders and Bannister, each of which is an outside director. The Committee recommends salaries and other compensation of the elected officers of the Company for action by the whole Board. The Compensation Committee met two
(2) times during 1998.

      The Board of Directors has also established a four-member Audit Committee which is comprised of the same outside directors as the Compensation Committee, with one vacancy. The Audit Committee acts in an oversight capacity, consistent with standard industry practice, to review quarterly and year end financial processes, and meets with the Company's auditors to review their reports and recommendations. The Audit Committee met one time during 1998.

      The Company does not have a nominating committee.

      Each director attended 75 percent or more of the aggregate number of Board and Committee meetings on which he served during 1998.

      Directors who are also employees of the Company received no extra compensation for serving as Directors for the year ended December 31, 1998. For the year ended December 31, 1998, Directors who were not also employees were paid $2,500 per calendar quarter and $500 per meeting for their service as Directors. Dr. Sanders receives a monthly fee of $2,000 for his service as Chairman of the Board.

      The Board of Directors of the Company is divided into three classes, as nearly equal in number as possible. Each class serves three years, with the terms of office of the respective classes expiring in successive years. The term of office of Directors in Class II expires at the 1999 Annual Meeting. The Board of Directors has no reason to believe that the nominees will not serve if elected, but if unavailable to serve as Directors, and if the Board designates substitute nominees, the persons named as proxies will vote for the substitute nominees designated by the Board.

      Directors will be elected by a plurality of the votes cast at the Annual Meeting. If elected, all nominees are expected to serve until the 2002 Annual Meeting and until their successors are duly elected and qualified.

      The Board of Directors recommends that the nominees described below be elected for a term of three years and until they are re-elected or their successors are duly elected and qualified.

      Mr. Bannister is currently serving as a Class II Director. Dr. Spillane has been nominated by the Board of Directors to serve as a Class II Director in the vacancy existing in that class.

               NOMINEES/DIRECTORS STANDING FOR ELECTION - CLASS II

                                                                                                                       Year First
                                                                                                                       Elected or
                                                                                                                       Appointed
Name (Age)                                                                                                              Director
Position with Company                             Business Experience                                                (Term Expires)
---------------------                             -------------------                                                --------------
Daniel R. Bannister (68)         Daniel R. Bannister, a Director since 1988, is Chairman of the Board of                  1988
   Director                      DynCorp, a leading technology services firm.  Previously, he served as                  (1999)
                                 President and Chief Executive Officer of DynCorp, from 1985 until 1997.
                                 Mr. Bannister serves on the boards of several technology service companies.
                                 He is also Chairman of the Board of the American Management Association,
                                 and a director of the American Arbitration Association and the George
                                 Mason University Foundation.

                                                                                                                  Year First
                                                                                                                  Elected or
                                                                                                                  Appointed
Name (Age)                                                                                                         Director
Position with Company                                    Business Experience                                    (Term Expires)
---------------------                                    -------------------                                    --------------
Robert R. Spillane (63)          Robert R. Spillane, Ph.D., has served as Regional Education Officer for               -
   Nominee                       Europe, U.S. Department of State Office of Overseas Schools since 1997.             (2002)
                                 From 1985 to 1997 he was Superintendent of Schools for Fairfax County
                                 Virginia Public Schools, the twelfth largest school system in the United
                                 States with 150,000 students.  He has also served as Superintendent of
                                 Schools of Boston, Massachusetts, New Rochelle, New York, Roosevelt,
                                 New York, and Glassboro, New Jersey, and as New York State Deputy
                                 Commissioner of Education for Elementary, Secondary and Continuing
                                 Education.  Dr. Spillane was both a teacher and a principal in elementary and secondary schools in Connecticut after receiving a B.S. from Eastern
                                 Connecticut State College and M.A. and Ph.D. from the University of
                                 Connecticut.  He attended the Advanced Administrative Institute at
                                 Harvard University, and has served as advisor to numerous regional and national education organizations.


                                       DIRECTORS CONTINUING IN OFFICE - CLASSES I AND III


John D. Sanders (60)             John D. Sanders, Ph.D., a Director since 1977, is Chairman of the Board of           1977
   Director and                  Directors and serves as a business consultant to emerging technology                (2001)
   Chairman                      companies. He was Chairman and Chief Executive Officer of TechNews, Inc.,
   of the Board                  publishers of Washington Technology, from 1988 to 1996, prior to its sale to
                                 The Washington Post Company. Since 1968, he has been a Registered
                                 Representative of Wachtel & Co., Inc, a Washington, D.C. based investment banking firm.  He received a B.E.E. from University of Louisville in 1961 and
                                 M.S.and Ph.D. degrees in electrical engineering from Carnegie-Mellon University in 1962 and 1965, respectively.  Dr. Sanders also serves as a Director of Comtex
                                 Scientific Corporation, Hadron, Inc., and Sensys Technologies Inc.

Richard E. Thomas (72)           Richard E. Thomas, a Director since 1982, is semi-retired, having served             1982
  Director                       as President of COMSAT RSI from 1994 until 1997. Prior to that, he was              (2001)
                                 Chairman of the Board, President and Chief Executive Officer of Radiation
                                 Systems, Inc. (RSI), a communications systems manufacturer, from 1978 until
                                 1994, at which time RSI was merged into COMSAT Corporation.  Mr. Thomas was originally employed by RSI as Vice President of Manufacturing Operations.
                                 From 1954 until 1965, Mr. Thomas was employed by Washington Aluminum of
                                 Baltimore, Maryland, leaving as Vice President and General Manager of the
                                 Technical Products Division.


                                                                                                         Year First
                                                                                                         Elected or
                                                                                                         Appointed
Name (Age)                                                                                                Director
Position with Company                                Business Experience                                (Term Expires)
----------------------                               -------------------                                --------------
Carl D. Stevens (52)            Carl D. Stevens, a Director since June 1997, joined ITC in                   1997
   President, Chief             February 1997 as Senior Vice President of Marketing and                     (2000)
   Executive Officer and        Strategic Business Development. He was later appointed
   Director                     President and Chief Operating Officer in June 1997, and
                                was appointed Chief Executive Officer effective December
                                1998. Prior to joining ITC, Mr. Stevens was Program
                                Director for Public Sector for IBM responsible for the
                                sale of personal computers into higher education, K-12,
                                federal, state and local governments. During his 26 year
                                career with IBM, he held numerous field and headquarters
                                marketing and management positions. He was Branch Manager
                                for the Southeastern U.S., managed IBM's New Manager School for experienced managers, held various management positions involving IBM's Personal Computer Remarketer Channels, and was the Business Alliance Executive for IBM's Education and
                                Training Division. Mr. Stevens received his education from
                                Indiana University, where he majored in Marketing and
                                Business Education.



Peter J. Li (60)                Peter J. Li, a Director since July 1998, is the Publisher                    1998
   Director                     and Chief Executive Officer of the Peter Li Education                       (2000)
                                Group, a leading education publisher. Mr. Li currently serves on the Boards of Directors and committees of several companies and associations in the education industry, including The
                                Education Press of America, Global Village Schools, National
                                Catholic Educational Exhibitors, The National School Supply,
                                The Equipment Association, Software Publishers Association and
                                The School of Education at The University of Dayton (OH). Mr.
                                Li received a degree in Journalism from Duquesne University.

                                 STOCK OWNERSHIP

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The following table sets forth information as to the beneficial ownership of each person known to the Company to own more than 5% of the outstanding Common Stock as of February 25, 1999.

                                                                            Amount and Nature
Name and Address of Beneficial Owner                                       of Beneficial Owner                   Percent of Class
------------------------------------                                       -------------------                   ----------------
ROI Capital Management, Inc.(1)                                                  488,900                               12.4%
17 E. Sir Francis Drake Blvd.
Suite 225
Larkspur, CA  94939

Gruber & McBaine Capital Management, LLC(2)                                      372,250                                9.4%
50 Osgood Place
San Francisco, CA  94133

J. Carlo Cannell(3)                                                              300,000                                7.6%
d/b/a Cannell Capital Management
600 California Street, 14th Floor
San Francisco, CA  94108

Dimensional Fund Advisors, Inc.(4)                                               219,900                                5.6%
1299 Ocean Ave.
11th Floor
Santa Monica, CA  90401

James H. Walton(5)                                                               198,667                                5.0%
5213 N. 23rd Road
Arlington, VA  22207

-------------------------------

(1) Shares are owned by various investment advisory clients of ROI Capital Management, Inc. ("ROI"), including 231,300 shares held by ROI Partners, L.P. for which ROI acts as general manager. Each person for whom ROI acts as investment adviser has the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the Common Stock purchased or held pursuant to such arrangement. Mitchell J. Soboleski and Mark T. Boyer are deemed to be the beneficial owners of these securities pursuant to their ownership interest in ROI.

(2) Includes 13,600 shares held by Jon D. Gruber and 32,900 shares held by J. Patterson McBaine, the managers of Gruber & McBaine Capital Management, LLC. Also includes 69,000 shares held by Lagunitas Partners, L.P., a California limited partnership in which the LLC is the general partner.

(3) Shares are held by J. Carlo Cannell d/b/a Cannell Capital Management, for the benefit of its investment advisory clients, which have sole voting and dispositive power over their respective shares. Of the shares disclosed, Tonga Partners, L.P. has sole voting and dispositive power over 89,268 shares; Pleiades Investment Partners, L.P. has sole voting and dispositive power over 21,300 shares, The Cuttyhunk Fund Limited has sole voting and dispositive power over 168,632 shares; and Canal, Ltd. has sole voting and dispositive power over 20,800 shares.

(4) Dimensional Fund Advisors Inc. ("Dimensional"), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as an investment manager to certain other investment vehicles, including commingled group trusts (These investment companies and investment vehicles are the "Portfolios"). In its role as investment advisor and investment manager, Dimensional possesses both voting and investment power over the securities of the Issuer described in this schedule that are owned by the Portfolios. All securities reported herein are owned by the Portfolios, and Dimensional disclaims beneficial ownership of such securities.

(5) James H. Walton was Chief Executive Officer of the Company until January 9, 1998 and a Director of the Company until February 17, 1998.

OWNERSHIP OF EQUITY AND VOTING SECURITIES BY DIRECTORS AND OFFICERS(1)

      The following table reflects shares of Common Stock beneficially owned (or deemed to be beneficially owned pursuant to the rules of the Securities and Exchange Commission) as of February 25, 1999 by each Director of the Company, each of the executive officers named in the Summary Compensation Table included elsewhere herein and the current Directors and executive officers of the Company as a group.

                                                                               Amount and Nature
Name and Address of Beneficial Owner                                          of Beneficial Owner                 Percent of Class
------------------------------------                                          -------------------                 ----------------
Carl D. Stevens(2)                                                                   76,584                              1.9%
12120 Brookfield Club Drive, Roswell, GA  30075

John D. Sanders(3)                                                                   72,133                              1.8%
2500 Virginia Avenue, NW, Washington, DC  20037

Richard E. Thomas(4)                                                                 40,203                              1.0%
8207 Light Horse Court, Annandale, VA  22003

Daniel R. Bannister(5)                                                               20,333                              0.5%
1403 Mayhurst Boulevard, McLean, VA 22102

Christopher E. Mack(6)                                                               34,761                              0.8%
21859 Hyde Park Drive, Ashburn, VA  20147

Harvey L. Shuster(7)                                                                 27,527                              0.7%
700 Marshview Close, Roswell, GA  30076

Robert F. VanStry(8)                                                                  7,186                              0.2%
3157 Kirkwell Place, Herndon, VA  22071

James H. Walton (9)                                                                 198,667                              5.0%
5213 N. 23rd Road, Arlington, VA 22207

Directors and Executive Officers                                                    279,130                              6.8%
as a group (8 persons)(10)

--------------------------------

(1) Unless otherwise indicated, each person has sole voting and investment rights with respect to the shares specified opposite his name.

(2) Includes 4,334 shares held by the Company's Employee Stock Ownership Plan. Also includes 65,250 shares which Mr. Stevens is entitled to acquire pursuant to stock options.

(3)   Includes 1,800 shares owned by spouse.

(4) Includes 31,000 shares owned by Mr. Thomas and his spouse as tenants by the entirety.

(5) Includes 2,000 shares owned by Mr. Bannister and his spouse as tenants by the entirety.

(6) Includes 7,095 shares held by Employee Stock Ownership Plan. Also includes 26,666 shares which Mr. Mack is entitled to acquire pursuant to stock options.

(7) Includes 7,140 shares held by Employee Stock Ownership Plan. Also includes 1,600 shares which Mr. Shuster is entitled to acquire pursuant to stock options.

(8) Includes 6,666 shares which Mr. VanStry is entitled to acquire pursuant to stock options. Mr. VanStry resigned his position with the Company on November 17, 1998.

(9) James H. Walton was Chief Executive Officer of the Company until January 9, 1998 and a Director of the Company until February 17, 1998.

(10) Excludes James H. Walton, who resigned from the Board of Directors in February 17, 1998 and served as the Company's Chief Executive Officer through January 9, 1998.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Executive Officers and Directors to file initial reports of ownership and reports of changes of ownership of the Company's Common Stock with the Securities and Exchange Commission. Executive Officers and Directors are required to furnish the Company with copies of all Section 16(a) forms that they file. Based solely upon a review of these filings and written representations from certain of the Company's Directors and Executive Officers that no other reports were required for fiscal year 1998, the Company notes that all reports were timely filed, with the exception of Mr. Shuster, who inadvertently failed to timely file his initial ownership report on Form 3, and Mr. Mack, who inadvertently failed to timely file a Form 5 reporting a grant of options to him under the Company's 1998 incentive stock plan. Both forms have subsequently been filed.

                             EXECUTIVE COMPENSATION

EMPLOYMENT AGREEMENTS

      The Company has entered into employment agreements with Messrs. Stevens and Mack. The agreements are generally subject to termination upon (i) death (with each individuals' beneficiaries receiving up to $5,000 in death benefits);
(ii) disability; (iii) cause or (iv) without cause upon 60 days notice by the Company. The agreements provide for twelve months of severance pay to Messrs. Stevens and Mack. The foregoing severance pay is payable only upon termination by the Company without cause. In addition, the agreements with Messrs. Stevens and Mack specify that, upon certain changes of control, each would receive twelve months' salary as severance pay if he is terminated or voluntarily leaves within one year of the effective date of such an occurrence.

      In addition to base salary, each officer is eligible to receive salary increases, bonuses, stock option grants, pension and profit sharing arrangements and other employee benefits that may from time to time be awarded or made available. Each of Messrs. Stevens and Mack must provide 120 days notice of resignation from the Company. During the notice period, all officers receive salary. The agreements also provide for certain paid sick or disability leave and reimbursement of certain medical expenses not covered by the Company's group insurance.

EXECUTIVE COMPENSATION SUMMARY TABLE

      The following table sets forth the aggregate compensation paid for services rendered to the Company during the last three fiscal years by the Company's Chief Executive Officer ("CEO") and its most highly compensated executive officers, other than the CEO, who served as such at the end of the last fiscal year and whose total compensation exceeds $100,000, plus two additional former officers whose compensation exceeded $100,000, but who were not serving as an executive officer of the Company at the end of the last fiscal year.


                                                  --------------------------------------------  -----------------
                                                                                                    Long-term
                                                                    Annual                        Compensation
                                                                 Compensation                        Awards
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Securities
                                                                                 Other Annual      Underlying         All Other
Name and Principal Position                                                      Compensation    Options Granted     Compensation
at Fiscal Year End                          Year     Salary ($)     Bonus ($)      ($) (a)             (#)              ($)(c)
---------------------------------------------------------------------------------------------------------------------------------
Carl D. Stevens (b)                        1998        187,100        --            22,235           122,000              --
President, Chief Executive Officer         1997         99,958        --            13,243            78,000              --
and Director                               1996             --        --                --                --              --
---------------------------------------------------------------------------------------------------------------------------------
Christopher E. Mack                        1998        129,583        --            29,185            40,000              --
Vice President, Treasurer and Chief        1997        111,167        --            11,992            20,000              --
Financial Officer                          1996         83,625        --             7,256            10,000              --
---------------------------------------------------------------------------------------------------------------------------------
                                           1998        115,470        --            29,256            20,000              --
Harvey L. Shuster                          1997         99,425        --                --                --              --
Vice President                             1996         94,320        --                --             2,500              --
---------------------------------------------------------------------------------------------------------------------------------
                                           1998        102,385        --             2,511                --              --
Robert F. VanStry                          1997        110,000        --            10,941            20,000              --
Formerly Vice President                    1996        110,276        --             8,293                --              --
---------------------------------------------------------------------------------------------------------------------------------
                                           1998         41,654        --             1,644                --         607,217
James H. Walton (c)                        1997        180,000        --            22,203            30,000              --
Formerly Chief Executive Officer           1996        181,767        --            15,266                --              --
---------------------------------------------------------------------------------------------------------------------------------


(a) Represents the fair market value of shares allocated pursuant to the Company's Employee Stock Ownership Plan, medical expense reimbursement, automobile allowances, and Company match of 401K plan contributions.

(b) Mr. Stevens joined the Company in March 1997. His annualized base salary for 1997 was $125,000.

(c) Mr. Walton served as the Company's Chief Executive Officer through January 9, 1998. He received severance compensation of $510,000 and consulting fees of $97,217 during 1998.


OPTION GRANTS FOR FISCAL 1998 AND POTENTIAL REALIZABLE VALUES

      The following table sets forth as to each of the named executive officers information with respect to option grants during the last fiscal year.


--------------------------------------------------------------------------------------------------------------------------------
        (a)                           (b)                   (c)                          (d)                        (e)

                                   Number of
                             Securities Underlying       % of Total Options/
                             Options/ SARs Granted        SARs Granted to         Exercise or Base Price
        Name                           (#)            Employees in Fiscal Year           ($/Sh)                 Expiration Date
--------------------------------------------------------------------------------------------------------------------------------
Carl D. Stevens                      57,000                     12.8%                  $4.00/Sh                  3/9/2003
                                     65,000                     14.6%                  $4.00/Sh                  3/9/2005
--------------------------------------------------------------------------------------------------------------------------------
Christopher E. Mack                  20,000                      4.5%                  $4.00/Sh                  1/7/2003
                                     20,000                      4.5%                  $4.00/Sh                12/14/2003
--------------------------------------------------------------------------------------------------------------------------------
Harvey L. Shuster                    20,000                      4.5%                  $4.00/Sh                  1/7/2003
--------------------------------------------------------------------------------------------------------------------------------
Robert F. VanStry                        --                        --                        --                        --
--------------------------------------------------------------------------------------------------------------------------------
James H. Walton                          --                        --                        --                        --
--------------------------------------------------------------------------------------------------------------------------------

OPTION EXERCISES AND VALUES FOR FISCAL 1998

      The following table sets forth as to each of the named Executive Officers information with respect to option exercises during Fiscal 1998 and the status of their options on December 31, 1998.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Value of Unexercised
                                                                              Number of Unexercised     In-the-Money Options at
                                                                             Options at Fiscal Year       Fiscal Year End ($)
                             Shares Acquired on                             End (#) Exercisable (E)/        Exercisable (E)/
Name                            Exercise (#)        Value Realized ($)          Unexercisable (U)          Unexercisable (U)
---------------------------------------------------------------------------------------------------------------------------------
Carl D. Stevens                                                                      26,000(E)/                   0(E)/
                                     --                      --                     174,000(U)                    0(U)
---------------------------------------------------------------------------------------------------------------------------------
Christopher E. Mack                                                                  21,666(E)/                   0(E)/
                                     --                      --                      53,334(U)                    0(U)
---------------------------------------------------------------------------------------------------------------------------------
Harvey L. Shuster                                                                     1,600(E)/                   0(E)/
                                     --                      --                      20,900(U)                    0(U)
---------------------------------------------------------------------------------------------------------------------------------
Robert F. VanStry                                                                     6,666(E)/                   0(E)/
                                     --                      --                           0(U)                    0(U)
---------------------------------------------------------------------------------------------------------------------------------
James H. Walton                                                                           0(E)/                   0(E)/
                                     --                      --                           0(U)                    0(U)
---------------------------------------------------------------------------------------------------------------------------------

                    BUSINESS EXPERIENCE OF EXECUTIVE OFFICERS

      The following sets forth the business experience of Executive Officers who are not also Directors of the Company.

      Anne J. Fletcher, age 36, is Secretary of ITC. Ms. Fletcher is an attorney with the law firm of Michaels, Wishner & Bonner, P.C. in Washington, D.C. Ms. Fletcher served as in-house general counsel to ITC from 1994-1996. Prior to joining ITC, she was engaged in the private practice of law for six years in Fairfax, Virginia. Ms. Fletcher received her J.D. from George Mason University School of Law and a B.A. from the State University of New York, College at Oswego.

      Christopher E. Mack, age 33, prior to being named Chief Financial Officer in January 1998, served as the Company's Vice President of Finance and Administration and Treasurer since April 1997. Mr. Mack served as the Company's Chief Operating Officer from November 1996 to April 1997. Prior to being named COO, Mr. Mack served as the Company's Controller from December 1993 to November 1996. Prior to joining ITC in December 1993, Mr. Mack served as Assistant Controller of Bardon, Inc., an international construction materials firm. Mr. Mack holds a B.S. in Accounting from Shepherd College and is a C.P.A.

      Harvey L. Shuster, age 54, is Vice President of ITC. Mr. Shuster joined ITC in 1993 as part of ITC's acquisition of Comsell Training, Inc., where he was Chief Operating Officer. Since joining ITC, Mr. Shuster has served in various capacities from operations to sales. Mr. Shuster has previous experience as director of the MicroComputer Consulting Group for Coopers and Lybrand in the Southeast United States. Additionally, he was a founding member of Peachtree Software, the microcomputing accounting software package that is now owned by ADP. He holds a B.S. in Accounting from Temple University, an MBA in Finance from Drexel University, and is a C.P.A.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Commencing in January 1998, Dr. Sanders agreed to devote 40% of his business time to providing consulting services to the Company, in exchange for an annual fee of $36,000 (not including fees payable for services as a director of the Company and Chairman of the Board), payable in equal monthly installments. This arrangement is terminable by the Company or Dr. Sanders at any time.

      Other than the foregoing, the Company was not a party to any transactions with any Director, executive officer, nominee for election as a Director, any security holder that is a beneficial owner of greater than five percent (5%) of the Company's Common Stock, or any member of the immediate family of the foregoing.

                  STOCKHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

      Proposals by stockholders which are intended to be presented at the Company's 2000 Annual Meeting of Stockholders must be received by the Company no later than November 29, 1999.

Dated:  March 26, 1999

                                              By Order of the Board of Directors
                                              ITC Learning Corporation

                                              /s/ Anne J. Fletcher
                                              ----------------------------------
                                              Anne J. Fletcher
                                              Corporate Secretary

                            ITC LEARNING CORPORATION

                      -----------------------------------

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 5, 1999

                      -----------------------------------

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                   AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

      The undersigned stockholder of ITC LEARNING CORPORATION hereby appoints Christopher E. Mack and Matthew C. Sysak, and each and any one of them, with the power to appoint his substitute, the true and lawful attorneys, agents and proxies of the undersigned, to vote all shares of common stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders, to be held at the Company's headquarters, 13515 Dulles Technology Drive, Herndon, Virginia 20171, on May 5, 1999, at 3:00 p.m. Eastern Daylight Time, and at any adjournment or adjournments of such meeting, with all powers which the undersigned would possess if personally present, as follows:

      The Board of Directors recommends a vote FOR the proposals listed below. IF NO DIRECTONS ARE GIVEN, THE PROXIES WILL BE VOTED FOR THE MATTERS LISTED BELOW. Please indicate your vote by marking an "X" in the space provided below.

          1. Election of Directors (to serve terms as noted in the Proxy Statement):
              Nominee                 FOR              WITHHOLD AUTHORITY
              -------                 ---              ------------------
              Daniel R. Bannister     ( )                    ( )
              Robert R. Spillane      ( )                    ( )

              (For each nominee, check either FOR or WITHHOLD AUTHORITY.)

          2. At their discretion, the Proxies are authorized to vote on any other business properly brought before the meeting or any adjournment thereof.

      THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE MATTERS LISTED.

Dated________________________, 1999



--------------------------------               ---------------------------------
Signature                                      Signature


--------------------------------               ---------------------------------
Print Name                                     Print Name


      (Please sign exactly as your name or names appear on the Company's stock records. When shares are held by joint tenants, both should sign. If signing as an attorney, executor, administrator, trustee or guardian, give your full title as such. If signing on behalf of a corporation, the full name of the corporation should be set forth accompanied by the signature on its behalf of a duly authorized officer.)

             PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY.